MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME    TWO WORLD TRADE CENTER,
SECURITIES                                        NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS AUGUST 31, 1999

DEAR SHAREHOLDER:

During the twelve-month period ended August 31, 1999, fixed-income markets were subject to highly volatile shifts in interest rates. As the period began, economic turmoil abroad and the near collapse of a major hedge fund created an ongoing investor flight to quality that was directed toward U.S. Treasuries. The effect was to lower U.S. Treasury yields dramatically while causing corporate yields to rise. Interest rates for intermediate-term Treasuries fell below those for short-term Treasuries, and corporate liquidity all but evaporated. In response, the Federal Reserve Board moved in three steps to reduce the federal-funds rate to 4.75 percent. This rate reduction shored up confidence in corporate bonds once again, and interest rates began to rise as economic growth surged.

In the fourth quarter of 1998 and the first quarter of 1999 the economy grew by
6.1 percent and 4.3 percent, respectively. Although growth slowed to 1.8 percent in the second quarter of 1999, key indicators suggested that the third quarter would see increased growth. Given the robust economy and strength in labor markets, fears of recession were once again preempted by inflation concerns. Commodity prices climbed, wage settlements rose and consumer demand seemed unabated, yet inflation remained tame. In this environment the rise in interest rates that began in the last months of 1998 escalated sharply during the new year, propelled by a reversal in Fed monetary policy and a two-step increase in the federal funds rate to 5.25 percent.

As the economy maintained its resilience in the first few months of the new calendar year, corporate bonds regained much of the market value they had lost in the earlier flight to quality. However, beginning in May, steadily rising interest rates and record new corporate bond issuance combined to reduce demand for corporate bonds. With interest rates remaining in an upward trend, Treasuries again became the investment of choice among fixed-income investors. By August 31, interest rates for intermediate Treasuries were approximately one percentage point above their levels one year earlier.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS AUGUST 31, 1999, CONTINUED

PERFORMANCE

For the twelve-month period ended August 31, 1999, Morgan Stanley Dean Witter Intermediate Income Securities' Class B shares posted a total return of 0.92 percent compared to 0.44 percent for the Lipper Intermediate Investment-Grade Debt Funds Index and 2.20 percent for the Lehman Intermediate Government/Corporate Bond Index. The Fund's Class A, C and D shares returned
1.39 percent, 0.91 percent and 1.79 percent, respectively. Performance of the Fund's four share classes varies because of differing expenses. The accompanying chart illustrates the performance of the Fund versus the Lehman and Lipper indexes. (Total return figures shown assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges).

The Fund's return during the fiscal year was reflective of the rise in interest rates and the impact of erratic liquidity conditions for corporate bonds. Yankee bonds (dollar-denominated bonds issued in the U.S. by foreign entities), oil and chemical industry holdings added the greatest value to the portfolio. Additionally, holdings of Niagara Mohawk and AT&T Capital provided sizeable positive contributions to the Fund's performance as a result of positive credit news. By far the largest single contributor to performance was the Fund's investment in Korean Yankee bonds, which appreciated by more than 50 percent.

Hindering overall performance were the Fund's telecommunications holdings, battered by uncertainty regarding the increasingly competitive environment. Disappointing earnings news negatively affected the market value of Oakwood Homes and Stewart Enterprises. Burlington Industries also lost market value upon news of earnings declines and was downgraded to noninvestment-grade status. The Fund's performance was further constrained by steady redemptions throughout the period that prevented participation in many of the new highly attractive corporate offerings.

PORTFOLIO STRATEGY

During the fiscal year, the Fund took advantage of periods of corporate illiquidity to add quality issues at attractively priced levels. In the first half of the period, the Fund's management viewed cable, telephone, oil drilling, finance and equipment leasing as industries offering value and added them to the portfolio. During the same six months, we sold the Fund's positions in Yankee banks, because we believed them to be overvalued. As liquidity improved over the next few months, and the complexion of the economy brightened, value shifted to other industries. During the second half

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS AUGUST 31, 1999, CONTINUED

of the period, an abundance of new corporate issues and further flights to quality provided additional opportunities to purchase attractively priced corporate bonds. As a result, the Fund's allocation to corporates increased from 76 percent of net assets to 84 percent during the fiscal year.

Rising interest rates prompted the Fund to maintain a conservative duration. Although the portfolio's average duration extended from 4.18 years to 4.36 years during the fiscal year, much of this extension was attributable to maturing investments and the need to reinvest proceeds in intermediate securities.

Many of the attractive yield opportunities occurred among BBB-rated credits. The purchase of these new securities as well as maturing higher-rated debt led to the portion of the portfolio rated BBB increasing from 30.6 percent to 38.8 percent of net assets during the period. With confidence returning to the corporate market and the amount of new offerings abating, it is expected that the current wide yield differentials between credits should narrow and the higher-yielding credits will outperform. On August 31, 1999, the portfolio's average quality rating was A3.

LOOKING AHEAD

After the recent increase in the federal funds rate and a 1.3 percentage point increase in the yield on five- and ten-year Treasuries, the direction of the next meaningful move in interest rates is uncertain. While a robust economy, tight labor markets, and a resurgence in economic growth in Asia and Europe suggest that higher yields may be in the offing, the continued absence of inflation and pricing power for business suggest that no near-term monetary adjustments will be necessary. Given this climate, it is likely that the markets will react to financial data releases by adjusting for the likelihood of an official interest-rate move, creating some interim volatility for bond prices. Unless a preponderance of data suggests the need for further action by the Fed, we will look to take advantage of these swings when possible to modestly adjust the portfolio's duration and credit profile accordingly.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's investment manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS AUGUST 31, 1999, CONTINUED

We appreciate your ongoing support of Morgan Stanley Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo           /s/ Mitchell M. Merin
CHARLES A. FIUMEFREDDO               MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                PRESIDENT

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME
SECURITIES
FUND PERFORMANCE AUGUST 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 - CLASS B SHARES
($ IN THOUSANDS)
                                                LEHMAN INT. GOV/
                                       FUND         CORP BOND(4)  LIPPER(5)
August 31, 1989                     $10,000              $10,000    $10,000
August 31, 1990                     $10,322              $10,807    $10,538
August 31, 1991                     $11,434              $12,190    $11,811
August 31, 1992                     $12,873              $13,789    $13,437
August 31, 1993                     $13,959              $15,063    $14,885
August 31, 1994                     $13,749              $15,013    $14,617
August 31, 1995                     $14,926              $16,435    $16,108
August 31, 1996                     $15,311              $17,165    $16,742
August 31, 1997                     $16,525              $18,613    $18,347
August 31, 1998                     $17,603              $20,285    $20,090
August 31, 1999                     $17,766(3)           $20,731    $20,179

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR
    CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF
    CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                          AVERAGE ANNUAL TOTAL RETURNS
   -----------------------------------------------------------------------------------------------------------
                        CLASS B*                                                CLASS A+
   ---------------------------------------------------     ---------------------------------------------------
   1 Year                     0.92%(1)       (3.87)%(2)    1 Year                     1.39%(1)       (2.92)%(2)
                                                           Since Inception
   5 Years                    5.26 (1)        4.94 (2)      (7/28/1997)               3.88 (1)        1.74 (2)
   10 Years                   5.92 (1)        5.92 (2)

                        CLASS C++                                                CLASS D++
   ---------------------------------------------------      ---------------------------------------------------
   1 Year                     0.91%(1)       (0.05)%(2)     1 Year                     1.79%(1)
   Since Inception                                          Since Inception
    (7/28/1997)               3.30 (1)        3.30 (2)       (7/28/1997)               4.14 (1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on August 31, 1999.
 (4) The Lehman Brothers Intermediate Government/Corporate Bond Index tracks the performance of government and corporate debt obligations, including US government agency and US Treasury securities and corporate and yankee bonds, with maturities of one to ten years. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper Intermediate Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.
* The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
+  The maximum front-end sales charge for Class A is 4.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++  Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999

 PRINCIPAL
 AMOUNT IN                                                                                  COUPON  MATURITY
 THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (82.5%)
             ACCIDENT & HEALTH INSURANCE (1.4%)
$     2,000  Aflac Inc....................................................................   6.50%  04/15/09  $  1,879,480
                                                                                                              ------------
             CABLE TELEVISION (2.1%)
      2,000  British Sky Broadcasting Ltd. (United Kingdom)...............................   7.30   10/15/06     1,882,140
      1,000  Cox Enterprises Inc. - 144A*.................................................   6.625  06/14/02       990,280
                                                                                                              ------------
                                                                                                                 2,872,420
                                                                                                              ------------
             CASINO/GAMBLING (2.0%)
      3,000  Mirage Resorts, Inc..........................................................   6.75   02/01/08     2,724,720
                                                                                                              ------------
             CELLULAR TELEPHONE (1.1%)
      1,475  AirTouch Communications, Inc.................................................   7.125  07/15/01     1,486,903
                                                                                                              ------------
             CLOTHING/SHOE/ACCESSORY STORES (2.3%)
      3,000  TJX Companies, Inc...........................................................   6.625  06/15/00     3,009,600
                                                                                                              ------------
             COMPUTER SOFTWARE (1.4%)
      2,000  Oracle Corp..................................................................   6.91   02/15/07     1,914,300
                                                                                                              ------------
             E.D.P. SERVICES (1.5%)
      2,000  Ceridian Corp. - 144A*.......................................................   7.25   06/01/04     1,969,440
                                                                                                              ------------
             ELECTRIC UTILITIES (11.9%)
      2,500  Israel Electric Co., Ltd. - 144A*............................................   7.75   03/01/09     2,429,175
      1,000  Niagara Mohawk Power Corp....................................................   7.25   10/01/02       998,250
      2,000  Public Service Co. of Colorado...............................................   6.875  07/15/09     1,922,460
      3,000  System Energy Resources, Inc.................................................   7.71   08/01/01     3,057,750
      5,000  United Utilities Corp. (United Kingdom)......................................   6.45   04/01/08     4,558,400
      3,000  Western Resources, Inc.......................................................   6.875  08/01/04     2,951,250
                                                                                                              ------------
                                                                                                                15,917,285
                                                                                                              ------------
             ELECTRONIC DATA PROCESSING (0.7%)
      1,000  Sun Microsystems Inc.........................................................   7.50   08/15/06       994,210
                                                                                                              ------------
             ELECTRONIC PRODUCTION EQUIPMENT (3.0%)
      4,185  Applied Materials, Inc.......................................................   6.75   10/15/07     3,999,981
                                                                                                              ------------
             FINANCE COMPANIES (6.5%)
      2,000  Ford Motor Credit Co.........................................................   6.70   07/16/04     1,970,360
      1,000  General Motors Acceptance Corp...............................................   8.40   10/15/99     1,003,000
      4,000  General Motors Acceptance Corp...............................................   5.75   11/10/03     3,812,040
      2,000  Sears Roebuck Acceptance Corp................................................   6.25   05/01/09     1,825,640
                                                                                                              ------------
                                                                                                                 8,611,040
                                                                                                              ------------
             FOREST PRODUCTS (3.6%)
      5,049  Noranda Forest, Inc. (Canada)................................................   6.875  11/15/05     4,797,964
                                                                                                              ------------
             HOME BUILDING (1.3%)
      2,000  Oakwood Homes Corp...........................................................   8.125  03/01/09     1,684,500
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                  COUPON  MATURITY
 THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL MACHINERY/COMPONENTS (2.1%)
$     3,000  Atlas Copco (Sweden) - 144A*.................................................   6.50%  04/01/08  $  2,833,290
                                                                                                              ------------
             INVESTMENT BANKERS/BROKERS/SERVICES (3.3%)
      2,500  Donaldson, Lufkin & Jenrette, Inc............................................   6.11   05/15/01     2,473,000
      1,000  Lehman Brothers Holdings, Inc................................................   7.00   05/15/03       986,460
      1,000  Paine Webber Group, Inc......................................................   6.375  05/15/04       959,550
                                                                                                              ------------
                                                                                                                 4,419,010
                                                                                                              ------------
             MAJOR BANKS (11.8%)
      2,000  Bank of America Corp.........................................................   6.625  06/15/04     1,968,700
      2,000  Bank One Texas N.A...........................................................   6.25   02/15/08     1,857,900
      1,000  Bankers Trust Corp...........................................................   6.70   10/01/07       950,080
      3,000  Citicorp.....................................................................   6.375  11/15/08     2,799,870
      3,000  Morgan (J.P.) & Co., Inc. (Series A).........................................   6.00   01/15/09     2,722,350
      5,145  Shamut National Bank N.A.....................................................   8.625  02/15/05     5,436,258
                                                                                                              ------------
                                                                                                                15,735,158
                                                                                                              ------------
             MAJOR CHEMICALS (1.5%)
      2,100  Millennium America, Inc......................................................   7.00   11/15/06     1,960,875
                                                                                                              ------------
             MAJOR U.S. TELECOMMUNICATIONS (2.1%)
      2,000  AT&T Corp....................................................................   6.00   03/15/09     1,847,480
      1,000  Sprint Capital Corp..........................................................   6.375  05/01/09       928,400
                                                                                                              ------------
                                                                                                                 2,775,880
                                                                                                              ------------
             MID-SIZED BANKS (3.6%)
      3,000  Capital One Bank.............................................................   6.375  02/15/03     2,901,870
      2,000  Star Bank N.A................................................................   6.375  03/01/04     1,940,320
                                                                                                              ------------
                                                                                                                 4,842,190
                                                                                                              ------------
             MILITARY/GOV'T/TECHNICAL (2.1%)
      2,850  Raytheon Co..................................................................   6.30   08/15/00     2,848,946
                                                                                                              ------------
             OIL & GAS PRODUCTION (1.4%)
      2,000  Union Pacific Resource Group Inc.............................................   6.50   05/15/05     1,882,800
                                                                                                              ------------
             OILFIELD SERVICES/EQUIPMENT (2.9%)
      2,000  Columbia Energy Group (Series A).............................................   6.39   11/28/00     2,001,500
      2,000  Petro Geo-Services ASA (Norway)..............................................   6.625  03/30/08     1,856,700
                                                                                                              ------------
                                                                                                                 3,858,200
                                                                                                              ------------
             OTHER CONSUMER SERVICES (2.1%)
      3,000  Stewart Enterprises, Inc.....................................................   6.70   12/01/03     2,854,950
                                                                                                              ------------
             OTHER TELECOMMUNICATIONS (4.9%)
      2,000  Frontier Corp................................................................   7.25   05/15/04     1,947,740
      2,000  Teleglobe Inc. (Canadian)....................................................   7.20   07/20/09     1,877,660
      3,000  US West Capital Funding Inc..................................................   6.375  07/15/08     2,759,370
                                                                                                              ------------
                                                                                                                 6,584,770
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                  COUPON  MATURITY
 THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
             RENTAL/LEASING COMPANIES (2.4%)
$     3,350  Hertz Corp...................................................................   6.00   01/15/03  $  3,240,924
                                                                                                              ------------
             TEXTILES (2.0%)
      3,000  Burlington Industries, Inc...................................................   7.25   09/15/05     2,614,860
                                                                                                              ------------
             WHOLESALE DISTRIBUTORS (1.5%)
      2,000  IKON Capital Inc.............................................................   6.73   06/15/01     1,965,940
                                                                                                              ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $114,728,728).................................................................   110,279,636
                                                                                                              ------------

             FOREIGN GOVERNMENT OBLIGATION (3.1%)
      4,000  Republic of Korea (South Korea)
             (IDENTIFIED COST $4,206,000).................................................   8.875  04/15/08     4,130,320
                                                                                                              ------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.8%)
         46  Federal Home Loan Mortgage Corp..............................................   8.50   12/01/01        47,211
         34  Federal Home Loan Mortgage Corp..............................................   8.50   01/01/02        34,584
        118  Federal Home Loan Mortgage Corp..............................................   8.50   07/01/02       117,685
         57  Federal Home Loan Mortgage Corp..............................................   9.00   08/01/02        57,983
      1,500  Federal National Mortgage Assoc..............................................   5.90   06/18/01     1,487,115
         20  Federal National Mortgage Assoc..............................................   8.50   12/01/01        20,793
      4,000  Federal National Mortgage Assoc..............................................   5.125  02/13/04     3,773,720
      1,800  Private Export Funding Corp..................................................   6.86   04/30/04     1,826,550
      2,300  U.S. Treasury Note...........................................................   6.25   05/31/00     2,312,627
      1,450  U.S. Treasury Note...........................................................   6.25   01/31/02     1,464,340
      1,000  U.S. Treasury Note...........................................................   5.25   08/15/03       976,760
      1,000  U.S. Treasury Note...........................................................   5.625  02/15/06       974,810
                                                                                                              ------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $13,267,074)..................................................................    13,094,178
                                                                                                              ------------

             SHORT-TERM INVESTMENT (4.9%)
             REPURCHASE AGREEMENT
      6,496  The Bank of New York (dated 08/31/99; proceeds $6,496,882) (a) (IDENTIFIED
               COST $6,495,890)...........................................................   5.50   09/01/99     6,495,890
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $138,697,692) (b)........................................................  100.3%  $ 134,000,024

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.3)       (348,461)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 133,651,563
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(a) Collateralized by $3,018,277 U.S. Treasury Note 5.50% due 04/15/00 valued at $3,082,283 and $3,437,778 U.S. Treasury Note 6.125% due 09/30/00 valued at $3,543,525.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $283,241 and the aggregate gross unrealized depreciation is $4,980,909, resulting in net unrealized depreciation of $4,697,668.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $138,697,692)............................    $134,000,024
Receivable for:
    Interest................................................       2,166,187
    Shares of beneficial interest sold......................         142,975
    Principal paydowns......................................          10,840
Prepaid expenses and other assets...........................          47,752
                                                                ------------
     TOTAL ASSETS...........................................     136,367,778
                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       2,363,925
    Plan of distribution fee................................          93,108
    Dividends and distributions to shareholders.............          75,976
    Investment management fee...............................          71,326
Accrued expenses and other payables.........................         111,880
                                                                ------------
     TOTAL LIABILITIES......................................       2,716,215
                                                                ------------
     NET ASSETS.............................................    $133,651,563
                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................    $148,143,089
Net unrealized depreciation.................................      (4,697,668)
Accumulated undistributed net investment income.............             993
Accumulated net realized loss...............................      (9,794,851)
                                                                ------------
     NET ASSETS.............................................    $133,651,563
                                                                ============
CLASS A SHARES:
Net Assets..................................................    $  3,556,638
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...         382,570
     NET ASSET VALUE PER SHARE..............................           $9.30
                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE).......           $9.71
                                                                ============
CLASS B SHARES:
Net Assets..................................................    $120,843,469
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...      12,983,135
     NET ASSET VALUE PER SHARE..............................           $9.31
                                                                ============
CLASS C SHARES:
Net Assets..................................................    $  1,758,888
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...         188,661
     NET ASSET VALUE PER SHARE..............................           $9.32
                                                                ============
CLASS D SHARES:
Net Assets..................................................    $  7,492,568
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...         805,019

     NET ASSET VALUE PER SHARE..............................           $9.31
                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME.............................................    $10,126,683
                                                                -----------

EXPENSES
Plan of distribution fee (Class A shares)...................          6,748
Plan of distribution fee (Class B shares)...................      1,161,944
Plan of distribution fee (Class C shares)...................         11,479
Investment management fee...................................        899,873
Transfer agent fees and expenses............................        175,449
Registration fees...........................................         96,695
Professional fees...........................................         67,345
Shareholder reports and notices.............................         57,394
Trustees' fees and expenses.................................         17,900
Custodian fees..............................................         15,886
Other.......................................................         11,954
                                                                -----------

     TOTAL EXPENSES.........................................      2,522,667
                                                                -----------

     NET INVESTMENT INCOME..................................      7,604,016
                                                                -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................       (274,339)
Net change in unrealized appreciation.......................     (5,665,329)
                                                                -----------

     NET LOSS...............................................     (5,939,668)
                                                                -----------

NET INCREASE................................................    $ 1,664,348
                                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR   FOR THE YEAR
                                                         ENDED          ENDED
                                                       AUGUST 31,     AUGUST 31,
                                                          1999           1998
---------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.............................    $  7,604,016   $  8,403,108
Net realized gain (loss)..........................        (274,339)     1,768,354
Net change in unrealized appreciation.............      (5,665,329)       134,510
                                                      ------------   ------------

     NET INCREASE.................................       1,664,348     10,305,972
                                                      ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Class A shares....................................        (218,762)      (100,388)
Class B shares....................................      (6,857,509)    (7,980,246)
Class C shares....................................         (67,287)       (11,414)
Class D shares....................................        (474,780)      (348,107)
                                                      ------------   ------------

     TOTAL DIVIDENDS..............................      (7,618,338)    (8,440,155)
                                                      ------------   ------------

Net decrease from transactions in shares of
  beneficial interest.............................     (21,549,707)   (10,443,102)
                                                      ------------   ------------

     NET DECREASE.................................     (27,503,697)    (8,577,285)

NET ASSETS:
Beginning of period...............................     161,155,260    169,732,545
                                                      ------------   ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $993 AND $15,315, RESPECTIVELY)............    $133,651,563   $161,155,260
                                                      ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% of the portion of daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% of the portion of the daily net asset exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge had been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

offering of these shares to other than current shareholders; and
(3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $5,006,773 at August 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.18% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $2,997, $168,879, and $670, respectively and received $11,247, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1999, aggregated $142,509,209 and $162,917,897, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $43,025,359 and $49,802,980, respectively.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $5,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,790. At August 31, 1999, the Fund had an accrued pension liability of $52,861 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

During the year ended August 31, 1999, the Fund utilized approximately $553,000 of its net capital loss carryover. At August 31, 1999, the Fund had a net capital loss carryover of approximately $8,967,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

          AMOUNT IN THOUSANDS
---------------------------------------
 2003      2004       2005       2006
------   --------   --------   --------
$6,103     $313      $2,351      $200
======     ====      ======      ====

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $827,000 during fiscal 1999.

At August 31, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses.

6. FUND ACQUISITION

As of the close of business on September 11, 1998, the Fund acquired all the net assets of Dean Witter Retirement Series - Intermediate Income Securities Series (" Retirement Intermediate") pursuant to a plan of reorganization approved by the shareholders of Retirement Intermediate on August 19, 1998. The acquisition was accomplished by a tax-free exchange of 250,724 Class D shares of the Fund at a net asset value of $9.74 per share for 247,422 shares of Retirement Intermediate. The net assets of the Fund and Retirement Intermediate immediately before the acquisition were

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

$159,153,039 and $2,441,399, respectively, including unrealized appreciation of $62,584 for Retirement Intermediate. Immediately after the acquisition, the combined net assets of the Fund amounted to $161,594,438.

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                            FOR THE YEAR                     FOR THE YEAR
                                                               ENDED                            ENDED
                                                          AUGUST 31, 1999                  AUGUST 31, 1998
                                                     --------------------------      ----------------------------
                                                       SHARES         AMOUNT            SHARES         AMOUNT
                                                     -----------   ------------      ------------   -------------
CLASS A SHARES
Sold...............................................      364,951   $  3,556,044           432,771   $   4,200,291
Reinvestment of dividends..........................       20,532        197,937             6,280          60,968
Redeemed...........................................     (358,928)    (3,471,507)         (276,388)     (2,677,083)
                                                     -----------   ------------      ------------   -------------
Net increase - Class A.............................       26,555        282,474           162,663       1,584,176
                                                     -----------   ------------      ------------   -------------

CLASS B SHARES
Sold...............................................   20,031,737    194,361,889        19,728,435     191,353,800
Reinvestment of dividends..........................      396,884      3,831,712           435,921       4,221,022
Redeemed...........................................  (23,059,093)  (223,519,294)      (21,536,089)   (208,796,829)
                                                     -----------   ------------      ------------   -------------
Net decrease - Class B.............................   (2,630,472)   (25,325,693)       (1,371,733)    (13,222,007)
                                                     -----------   ------------      ------------   -------------

CLASS C SHARES
Sold                                                     175,120      1,695,278            57,617         558,111
Reinvestment of dividends..........................        6,052         58,156               842           8,164
Redeemed...........................................      (39,598)      (379,949)          (15,371)       (148,714)
                                                     -----------   ------------      ------------   -------------
Net increase - Class C.............................      141,574      1,373,485            43,088         417,561
                                                     -----------   ------------      ------------   -------------

CLASS D SHARES
Sold...............................................      243,390      2,355,047           339,652       3,280,027
Reinvestment of dividends..........................       48,914        471,734            34,184         331,043
Acquisition of Dean Witter Retirement Series --
 Intermediate Income Securities Series.............      250,724      2,441,399           --             --
Redeemed...........................................     (328,222)    (3,148,153)         (292,464)     (2,833,902)
                                                     -----------   ------------      ------------   -------------
Net increase - Class D.............................      214,806      2,120,027            81,372         777,168
                                                     -----------   ------------      ------------   -------------
Net decrease in Fund...............................   (2,247,537)  $(21,549,707)       (1,084,610)  $ (10,443,102)
                                                     ===========   ============      ============   =============

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                       FOR THE PERIOD
                                      FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                          ENDED            ENDED           THROUGH
                                     AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997
--------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period............................        $9.71            $9.59            $9.68
                                        --------         --------         --------
Income (loss) from investment
 operations:
   Net investment income...........         0.55             0.56             0.06
   Net realized and unrealized gain
   (loss)..........................        (0.41)            0.13            (0.10)
                                        --------         --------         --------
Total income (loss) from investment
 operations........................         0.14             0.69            (0.04)
                                        --------         --------         --------
Less dividends from net investment
 income............................        (0.55)           (0.57)           (0.05)
                                        --------         --------         --------
Net asset value, end of period.....        $9.30            $9.71            $9.59
                                        ========         ========         ========
TOTAL RETURN+......................         1.39%            7.30%           (0.46)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.08%(3)         1.10%(3)         2.18 %(2)
Net investment income..............         5.67%(3)         5.80%(3)         6.10 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................       $3,557           $3,457           $1,855
Portfolio turnover rate............           99%              98%              98%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED


                                                             FOR THE YEAR ENDED AUGUST 31
                                         ---------------------------------------------------------------------
                                            1999++            1998++          1997*++      1996        1995
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period...       $9.70               $9.59          $9.39       $9.69       $9.51
                                           --------        ------------      ---------   ---------   ---------

Income (loss) from investment
 operations:
   Net investment income...............        0.49                0.51           0.53        0.55        0.59
   Net realized and unrealized gain
   (loss)..............................       (0.39)               0.11           0.20       (0.30)       0.19
                                           --------        ------------      ---------   ---------   ---------

Total income from investment
 operations............................        0.10                0.62           0.73        0.25        0.78
                                           --------        ------------      ---------   ---------   ---------

Less dividends and distributions from:
   Net investment income...............       (0.49)              (0.51)         (0.53)      (0.55)      (0.59)
   Net realized gain...................      --                 --              --          --           (0.01)
                                           --------        ------------      ---------   ---------   ---------

Total dividends and distributions......       (0.49)              (0.51)         (0.53)      (0.55)      (0.60)
                                           --------        ------------      ---------   ---------   ---------

Net asset value, end of period.........       $9.31               $9.70          $9.59       $9.39       $9.69
                                           ========        ============      =========   =========   =========

TOTAL RETURN+..........................        0.92%               6.53%          7.93%       2.58%       8.56%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................        1.75%(1)            1.71%(1)       1.65%       1.62%       1.63%

Net investment income..................        5.00%(1)            5.19%(1)       5.52%       5.69%       6.23%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.............................    $120,843            $151,515       $162,959    $208,911    $232,752

Portfolio turnover rate................          99%                 98%            98%        115%        114%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. have been designated as Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                          FOR THE PERIOD
                                                                         FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                                                             ENDED            ENDED           THROUGH
                                                                        AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period..................................        $9.71            $9.61            $9.68
                                                                            -------          -------          -------

Income (loss) from investment operations:
   Net investment income..............................................         0.49             0.49             0.04
   Net realized and unrealized gain (loss)............................        (0.39)            0.11            (0.07)
                                                                            -------          -------          -------

Total income (loss) from investment operations........................         0.10             0.60            (0.03)
                                                                            -------          -------          -------

Less dividends from net investment income.............................        (0.49)           (0.50)           (0.04)
                                                                            -------          -------          -------

Net asset value, end of period........................................        $9.32            $9.71            $9.61
                                                                            =======          =======          =======

TOTAL RETURN+.........................................................         0.91%            6.39%           (0.31)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.75%(3)         1.71%(3)         2.02 %(2)

Net investment income.................................................         5.00%(3)         5.19%(3)         4.22 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,759             $457              $38

Portfolio turnover rate...............................................           99%              98%              98%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                          FOR THE PERIOD
                                                                         FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                                                             ENDED            ENDED           THROUGH
                                                                        AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997
-------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period..................................        $9.70            $9.59            $9.68
                                                                            -------          -------          -------

Income (loss) from investment operations:
   Net investment income..............................................         0.57             0.59             0.05
   Net realized and unrealized gain (loss)............................        (0.39)            0.11            (0.09)
                                                                            -------          -------          -------

Total income (loss) from investment operations........................         0.18             0.70            (0.04)
                                                                            -------          -------          -------

Less dividends from net investment income.............................        (0.57)           (0.59)           (0.05)
                                                                            -------          -------          -------

Net asset value, end of period........................................        $9.31            $9.70            $9.59
                                                                            =======          =======          =======

TOTAL RETURN+.........................................................         1.79%            7.43%           (0.44)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.90%(3)         0.86%(3)         1.11 %(2)

Net investment income.................................................         5.85%(3)         6.04%(3)         5.91 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $7,493           $5,726           $4,880

Portfolio turnover rate...............................................           99%              98%              98%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME
SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Intermediate Income Securities (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 8, 1999

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
Rochelle G. Siegel
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048





This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
INTERMEDIATE
INCOME SECURITIES

[PHOTO]

ANNUAL REPORT
AUGUST 31, 1999